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                                                                    EXHIBIT 99.3

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                    MONTHLY CERTIFICATEHOLDERS' STATEMENT
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)
                                 SERIES 1995-C

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995, (the "Pooling and Servicing Agreement"), among
First USA Bank, National Association, as Transferor and Servicer ("First USA"), First USA Bank, National Association, as Transferor, and Bankers Trust Company, as trustee (the "Trustee"), First USA, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the CC Master
Credit Card Trust II (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of July 17, 2000,and with respect to the performance of the Trust during the month of June, 2000, is set forth below.
Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-C Certificate
(a "Certificate").Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.


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         A)   Information Regarding Distributions to
              the Class A Certificateholders, per
              $1,000 original certificate principal amount.

              (1)   The total amount of the
              distribution to Class A
              Certificateholders, per $1,000
              original certificate principal amount                           $                 6.1433333

              (2)   The amount of the distribution
              set forth in paragraph 1 above in
              respect of interest on the Class A
              Certificates, per $1,000 original
              certificate principal amount                                    $                 6.1433333

              (3)   The amount of the distribution
              set forth in paragraph 1 above in
              respect of principal of the Class A
              Certificates, per $1,000 original
              certificate principal amount                                    $                 0.0000000

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         B)   Class A Investor Charge Offs and
              Reimbursement of Charge Offs

              (1)   The amount of Class A Investor
              Charge Offs                                                     $                 0.0000000

              (2)   The amount of Class A Investor
              Charge Offs set forth in paragraph 1
              above, per $1,000 original certificate
              principal amount                                                $                 0.0000000


              (3)   The total amount reimbursed in
              respect of Class A Investor Charge Offs                         $                 0.0000000

              (4)   The amount set forth in paragraph
              3 above, per $1,000 original
              certificate principal amount                                    $                 0.0000000

              (5)   The amount, if any, by which the
              outstanding principal balance of the
              Class A Certificates exceeds the Class
              A Invested Amount after giving effect
              to all transactions on such Distribution Date                   $                 0.0000000

         C)   Information Regarding Distributions to
              the Class B Certificateholders, per
              $1,000 original certificate principal amount.

              (1)   The total amount of the
              distribution to Class B
              Certificatedholders, per $1,000
              original certificate principal amount                           $                 6.2544444

              (2)   The amount of the distribution
              set forth in paragraph 1 above in
              respect of interest on the Class B
              Certificates, per $1,000 original
              cerificate principal amount                                     $                 6.2544444

              (3)   The amount of the distribution
              set forth in paragraph 1 above in
              respect of principal on the Class B
              Certificates, per $1,000 original
              cerificate principal amount                                     $                 0.0000000

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         D)   Class B Investor Charge Offs and
              Reimbursement of Charge Offs

              (1)   The amount of Class B Investor
              Charge Offs                                                     $                 0.0000000

              (2)   The amount of Class B Investor
              Charge Offs set forth in paragraph 1
              above, per $1,000 original certificate
              principal amount                                                $                 0.0000000

              (3)   The total amount reimbursed in
              respect of Class B Investor Charge Offs                         $                 0.0000000

              (4)   The amount set forth in paragraph
              3 above, per $1,000 original certificate
              principal amount                                                $                 0.0000000

              (5)   The amount, if any, by which the
              outstanding principal balance of the
              Class B Certificates exceeds the Class
              B Invested Amount after giving effect
              to all transactions on such
              Distribution Date                                               $                 0.0000000
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                                        First USA Bank, National Association,
                                        as Servicer


                                        By /s/ Tracie H. Klein
                                           ----------------------------------
                                           Tracie H. Klein
                                           First Vice President